Exhibit 32.2
Section 906 Certification
Certification of Chief Executive Officer and Chief Financial Officer Pursuant to 18 U.S.C. § 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
Pursuant to 18 U.S.C. § 1350, updated pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officers of Host Hotels & Resorts, Inc., the general partner of Host Hotels & Resorts, L.P., hereby certify, to such officers’ knowledge, that:
(i)the accompanying Quarterly Report on Form 10-Q of Host Hotels & Resorts, L.P. for the period ended September 30, 2025 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and
(ii)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Host Hotels & Resorts, L.P.

Dated: November 7, 2025

/s/ JAMES F. RISOLEO
James F. Risoleo
Chief Executive Officer of Host Hotels & Resorts, Inc.

/s/ SOURAV GHOSH
Sourav Ghosh
Chief Financial Officer of Host Hotels & Resorts, Inc.